Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                    for GE Life & Annuity Separate Account 4
                                   P1140 10/90

The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: Account 4; Transfers; The Death Benefit; Income Payments; and Requesting Payments.

ACCOUNT 4 -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited. (page 14)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 15)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 15)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 16)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 17)

o Under Global Bonds, add the following paragraph following the investment objective for GE Investments Funds Global Income Fund.

         The Global Income Fund is not "diversified" as defined by the Investment Company Act of 1940. Therefore, the Fund may invest a greater percentage of its assets in a particular issuer than the other Funds making it more susceptible to adverse developments affecting a single issuer. Nonetheless, the Fund is subject to diversification requirements arising under the federal tax laws and a limitation on concentration of investments in a single industry. (page 17)

o The Salomon Brothers Variable Series Funds Strategic Bond Fund should be placed in the Global Bonds category wherever categories are reflected in the prospectus. (page 18; see also pages 7, 9, 10)

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TRANSFERS - Dollar-Cost Averaging

o    Add the following to the end of the second paragraph:

         The dollar-cost averaging program will begin 30 days after we receive your money, unless you specify an earlier date. (page 26)

THE DEATH BENEFIT - Death of an Owner or Joint Owner Before the Maturity Date

o In the Distribution Rules section, add the following at the end of the paragraph regarding Spouses:

         The Account Value on the date we receive due proof of death of the Annuitant will be set equal to the Death Benefit on that date. Any increase in the Account Value will be allocated to the Investment Subdivisions using the premium allocation in effect at that time. Any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant. (page 29)

INCOME PAYMENTS

o Delete the first sentence in the first paragraph and replace with the following:

         The Maturity Date is shown in the Policy, unless changed after issue. You may change the Maturity Date to any date on or after the tenth Policy anniversary; however, we may specify a maximum Maturity Date. To make a change, send written notice to our Home Office before the Maturity Date then in effect. If you change the Maturity Date, the Maturity Date will then mean the Maturity Date you selected. You may pay premiums until the newly selected Maturity Date unless that right has been terminated by the provisions of the Policy. (page 30)

REQUESTING PAYMENTS

o Delete the last sentence of the first paragraph and replace it with the following:

         We will determine the amount as of the end of the Valuation Period during which our Home Office receives all such requirements. (page 38)



         THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.



                       GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230